Debt	12 Months Ended
Dec. 31, 2011
Debt [Abstract]
Debt

9. Debt

Long-term debt is comprised of the following:

December 31 (millions)	2011	2010
12 3/4% senior secured notes due 2014	$186.2	$375.0
12 1/2% senior notes due 2016	150.6	150.6
14 1/4% senior secured notes due 2015	25.5	246.6
8% senior notes	–	68.0
Other, net of unamortized discounts	(2.6)	(16.2)
Total	359.7	824.0
Less – current maturities	.9	.8
Total long-term debt	$358.8	$823.2

Total long-term debt maturities in 2012, 2013, 2014, 2015 and 2016 are $.9 million, $ .3 million, $186.2 million, $25.5 million and $150.6 million, respectively.

Cash paid during 2011, 2010 and 2009 for interest was $82.8 million, $111.9 million and $97.6 million, respectively. Capitalized interest expense during 2011, 2010 and 2009 was $4.9 million, $9.1 million and $7.5 million, respectively.

On March 30, 2011, the net proceeds from the sale of mandatory convertible preferred stock (see note 17) were used to redeem an aggregate principal amount of $124.7 million of the company's senior secured notes due 2014 and an aggregate principal amount of $86.3 million of the company's senior secured notes due 2015 under the provisions of the indentures relating to the notes that allow the company to redeem, at its option, up to 35% of the original principal amount of each series of notes from the net cash proceeds of one or more equity offerings. As a result of these redemptions, the company recognized a charge of $31.8 million in "Other income (expense), net" in the three months ended March 31, 2011, which was comprised of $28.2 million of premium paid and $3.6 million for the write off of unamortized discounts, issuance costs and gains related to the portion of the notes redeemed.

On April 11, 2011, the company purchased $44.1 million of its senior secured notes due 2014 and $134.8 million of its senior secured notes due 2015 that had been tendered into a cash tender offer conducted by the company. As a result of this purchase of notes, the company recognized a charge of $45.7 million in "Other income (expense), net" in the three months ended June 30, 2011, which is comprised of $42.2 million of premium and expenses paid and $3.5 million for the write off of unamortized discounts, issuance costs and gains related to the portion of the notes purchased.

On November 21, 2011, the company purchased in the open market $20.0 million of its senior secured notes due 2014. As a result, the company recognized a charge of $3.2 million in "Other income (expense), net" in the three months ended December 31, 2011, which is comprised of $3.0 million of premium paid and $.2 million for the write off of unamortized discounts, issuance costs and gains related to the portion of the notes purchased.

On November 25, 2011, the company redeemed all of the remaining $65.9 million of its 8% senior notes due 2012. As a result of the redemption, the company recognized a charge of $4.4 million in "Other income (expense), net", which is comprised of $4.3 million of premium and expenses paid and $.1 million for the write off of unamortized issuance costs.

On June 23, 2011, the company entered into a new, five-year, secured revolving credit facility to replace the company's $150 million U.S. trade accounts receivable securitization facility that terminated on that date. The new credit agreement provides for loans and letters of credit up to an aggregate amount of $150 million (with a limit on letters of credit of $100 million). The prior accounts receivable securitization facility had not provided for letters of credit. Borrowing limits under the new credit agreement are based upon the amount of eligible U.S. accounts receivable. At December 31, 2011, the company had no borrowings and $29.8 million of letters of credit outstanding under the facility. At December 31, 2011, availability under the facility was $85.8 million net of letters of credit issued. Borrowings under the facility will bear interest based on short-term rates. The credit agreement contains customary representations and warranties, including that there has been no material adverse change in the company's business, properties, operations or financial condition. It also contains financial covenants requiring the company to maintain a minimum fixed charge coverage ratio and, if the company's consolidated cash plus availability under the credit facility falls below $130 million, a maximum secured leverage ratio. The credit agreement allows the company to pay dividends on its preferred stock unless the company is in default and to, among other things, repurchase its equity, prepay other debt, incur other debt or liens, dispose of assets and make acquisitions, loans and investments, provided the company complies with certain requirements and limitations set forth in the agreement. Events of default include non-payment, failure to perform covenants, materially incorrect representations and warranties, change of control and default under other debt aggregating at least $50 million. The credit facility is guaranteed by Unisys Holding Corporation, Unisys NPL, Inc. and any future material domestic subsidiaries. The facility is secured on a first priority basis by certain assets of Unisys Corporation and the subsidiary guarantors consisting primarily of the U.S. trade accounts receivable of Unisys Corporation. It is secured on a junior basis (to the senior secured notes due 2014 and 2015) by the other assets of Unisys Corporation and the subsidiary guarantors, other than certain excluded assets. The company may elect to prepay or terminate the credit facility without penalty.

At December 31, 2011, the company has met all covenants and conditions under its various lending agreements. The company expects to continue to meet these covenants and conditions.

The company's principal sources of liquidity are cash on hand, cash from operations and its new five-year revolving credit facility, discussed above, which has replaced the company's U.S. trade accounts receivable facility. The company and certain international subsidiaries have access to uncommitted lines of credit from various banks.

The company's anticipated future cash expenditures include anticipated contributions to its defined benefit pension plans. The company believes that it has adequate sources of liquidity to meet its expected 2012 cash requirements.